UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    February 1, 2006
                                                ______________________________



                      Willow Grove Bancorp, Inc.
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



        Pennsylvania                    0-49706                    80-0034942
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                          Identification No.)



Welsh and Norristown Roads, Maple Glen, Pennsylvania               19002
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code   (215) 646-5405
                                                  ____________________________



                             Not Applicable
______________________________________________________________________________
      (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
          ------------

     On February 1, 2006, Willow Grove Bancorp, Inc. (the "Company") issued a press release providing information on the cash dividend to be paid by the Company on its outstanding shares of common stock in February 2006.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

     (d)  The following exhibit is included with this Report:

          Exhibit No.    Description
          -----------    -----------------------------------------------

          99.1           Press release issued on February 1, 2006



























                                     2


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              WILLOW GROVE BANCORP, INC.



                              By: /s/ Joseph T. Crowley
                                  ----------------------------------------
                                  Name:  Joseph T. Crowley
                                  Title: Chief  Financial Officer

Date: February 1, 2006